Fees Summary	Oct. 21, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 32,452.05
Total Fee Amount	32,452.05
Total Transaction Valuation	211,966,365.62
Total Offset Amount	0.00
Net Fee	$ 0.00